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                                                                      Exhibit 32

         Certification of CEO and CFO Pursuant to18 U.S.C. Section 1350

The undersigned, Bernhard Steiner and David W. Whitwell, in their capacities as Chief Executive Officer and Chief Financial Officer of Clean Diesel Technologies, Inc. (the "Registrant") do each hereby certify with respect to the Quarterly Report on Form 10-Q of the Registrant for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date thereof (the "Report"), that, to the best of his knowledge:


          (1) The Report fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant as of, and for, the periods presented in this Report.



              /S/BERNHARD  STEINER
              ---------------------------------------------
              BERNHARD  STEINER
              CHIEF  EXECUTIVE  OFFICER  AND  DIRECTOR
              MAY  16,  2005

              /S/DAVID  W.  WHITWELL
              ---------------------------------------------
              DAVID  W.  WHITWELL
              CHIEF FINANCIAL OFFICER, VICE PRESIDENT AND TREASURER
              MAY 16, 2005

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Act") this certification accompanies the Report and shall not, except to the extent required by the Act, be deemed filed by Registrant for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Clean Diesel Technologies, Inc. and will be retained by Clean Diesel Technologies, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.